UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 2, 2011
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See the description under Item 8.01, "Other Events," which is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On November 2, 2011, Sensient Technologies Corporation issued a press release disclosing that it has reached an agreement to acquire the interests of its joint venture partner in LCW Polska, a cosmetic color and ingredients company located in Poznań, Poland that is currently 75% owned by Sensient.  The transaction is expected to close before the end of the year.  The acquisition will strengthen Sensient's presence in Central and Eastern Europe, but is not material to the company from a financial point of view.  The press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	The following exhibit is furnished with this Report on Form 8-K: Sensient Technologies Corporation Press Release Regarding Acquisition of Remaining Interest in LCW Polska.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Senior Vice President, General Counsel and Secretary

Date: November 2, 2011

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EXHIBIT INDEX

Exhibit 99.1	The following exhibit is furnished with this Report on Form 8-K: Sensient Technologies Corporation Press Release Regarding Acquisition of Remaining Interest in LCW Polska.